Exhibit 4.2

Execution Version

MONDELĒZ INTERNATIONAL, INC.

as the Company

and

DEUTSCHE BANK TRUST COMPANY AMERICAS

as the Trustee

and

DEUTSCHE BANK AG, LONDON BRANCH

as the Paying Agent

and

DEUTSCHE BANK LUXEMBOURG S.A.

as the Registrar and Transfer Agent

SUPPLEMENTAL INDENTURE

DATED AS OF DECEMBER 11, 2013

TO INDENTURE

DATED AS OF OCTOBER 17, 2001

Relating To

€400,000,000 Floating Rate Notes due 2015

€750,000,000 1.125% Notes due 2017

€1,250,000,000 2.375% Notes due 2021

SUPPLEMENTAL INDENTURE

SUPPLEMENTAL INDENTURE, dated as of December 11, 2013 (the “Supplemental Indenture”), by and among Mondelēz International, Inc. (formerly known as Kraft Foods Inc.), a Virginia corporation (the “Company”), Deutsche Bank Trust Company Americas, a New York banking corporation organized and existing under the laws of the State of New York (as successor to The Bank of New York and The Chase Manhattan Bank), as trustee (the “Trustee”), Deutsche Bank AG, London Branch, as paying agent (the “Paying Agent”) and Deutsche Bank Luxembourg S.A., as registrar and transfer agent (the “Registrar and Transfer Agent”), to the Base Indenture (as defined below).

RECITALS

WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of October 17, 2001 (the “Base Indenture”), providing for the issuance from time to time of its securities evidencing its unsecured indebtedness, to be issued in one or more series as therein provided;

WHEREAS, pursuant to the terms of the Base Indenture, the Company desires to provide for the establishment of three series of notes to be known respectively as its Floating Rate Notes due 2015 (the “Floating Rate Notes”), its 1.125% Notes due 2017 (the “2017 Notes”) and its 2.375% Notes due 2021 (the “2021 Notes” and, together with the 2017 Notes, the “Fixed Rate Notes”), the form and substance of such Floating Rate Notes and Fixed Rate Notes (collectively, the “Notes”) and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and this Supplemental Indenture (together, the “Indenture”); and

WHEREAS, the Company has requested that the Trustee, the Paying Agent and the Registrar and Transfer Agent execute and deliver this Supplemental Indenture, and all requirements necessary to make this Supplemental Indenture a legal, valid and binding instrument in accordance with its terms, to make the Notes, when executed by the Company and authenticated and delivered by the Registrar and Transfer Agent on behalf of the Trustee, the legal, valid and binding obligations of the Company, and all acts and things necessary have been done and performed to make this Supplemental Indenture enforceable in accordance with its terms, and the execution and delivery of this Supplemental Indenture has been duly authorized in all respects.

WITNESSETH:

NOW, THEREFORE, for and in consideration of the premises contained herein, each party agrees for the benefit of each other party and for the equal and ratable benefit of the Holders of the Notes, as follows:

ARTICLE ONE

DEFINITIONS

Section 1.01. Capitalized terms used but not defined in this Supplemental Indenture shall have the meanings ascribed to them in the Base Indenture.

Section 1.02. References in this Supplemental Indenture to article and section numbers shall be deemed to be references to article and section numbers of this Supplemental Indenture unless otherwise specified.

Section 1.03. For purposes of this Supplemental Indenture, the following terms have the meanings ascribed to them as follows:

“2017 Notes” has the meaning provided in the recitals.

“2021 Notes” has the meaning provided in the recitals.

“Applicable Procedures” means, with respect to any transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of the Depositary, Euroclear or Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

“Authenticating Agent” means the Person appointed by the Company and the Trustee pursuant to Section 5.01(c) hereof.

“Base Indenture” has the meaning provided in the recitals.

“Below Investment Grade Rating Event” means the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a below investment grade rating event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect to a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Triggering Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the below investment grade rating event).

“Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in New York or the Place of Payment, provided such day is also a London banking day and is a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System, or any successor thereto, operates, and with respect to Notes in certificated form, also means a day on which banking institutions generally are open for business in the location of each office of a transfer agent, but only with respect to a payment or other action to occur at that office.

“Calculation Agent” means Deutsche Bank AG, London Branch, as appointed and authorized by the Company pursuant to the calculation agency agreement dated as of December 11, 2013, or any other Person appointed and authorized by the Company as calculation agent for the Floating Rate Notes.

“Change of Control” means the occurrence of any of the following: (i) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any Person or group of related persons for purposes of Section 13(d) of the Exchange Act (a “Group”) other than the Company or one of its subsidiaries; (ii) the approval by the holders of the Company’s common stock of any plan or proposal for the liquidation or dissolution of the Company (whether or not otherwise in compliance with the provisions of the Indenture); (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person or Group becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s voting stock; or (iv) the first day on which a majority of the members of the Company’s Board of Directors are not Continuing Directors.

“Change of Control Offer” has the meaning provided in Section 3.01 hereof.

“Change of Control Payment” has the meaning provided in Section 3.01 hereof.

“Change of Control Payment Date” has the meaning provided in Section 3.01 hereof.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Clearstream” means Clearstream Banking, société anonyme, or any successor securities clearing agency.

“Company” has the meaning provided in the preamble.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Company who (i) was a member of such Board of Directors on the date of the issuance of the Notes; or (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of the Company’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Depositary” has the meaning provided in Section 2.06 hereof.

“Designated Agents” means the Persons named as the Paying Agent and the Registrar and Transfer Agent in the preamble and their respective successors and assigns.

“EURIBOR” means, with respect to any Interest Determination Date, the offered rate for deposits of euros having a maturity of three months that appears on “Reuters Page EURIBOR01” at approximately 11:00 a.m., Brussels time, on such Interest Determination Date. If on an Interest Determination Date, such rate does not appear on the “Reuters Page EURIBOR01” as of 11:00 a.m., Brussels time, or if “Reuters Page EURIBOR01” is not available on such date, the Calculation Agent will obtain such rate from Bloomberg L.P.’s page “BBAM.” If no offered rate appears on “Reuters Page EURIBOR01” or Bloomberg L.P.’s page “BBAM” on an Interest Determination Date, EURIBOR will be determined for such Interest Determination Date on the basis of the rates at approximately 11:00 a.m., Brussels time, on such Interest Determination Date at which deposits in euros are offered to prime banks in the euro-zone inter-bank market by the principal euro-zone office of each of four major banks in such market selected by the Calculation Agent (the “Reference Banks”), for a term of three months commencing on the applicable Interest Reset Date and in a principal amount equal to an amount that in the judgment of the Calculation Agent is representative for a single transaction in euros in such market at such time. The Calculation Agent will request the principal euro-zone office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, EURIBOR for such Interest Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, EURIBOR for such Interest Period will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., Brussels time, on such Interest Determination Date by three major banks in the euro-zone, selected by the Calculation Agent, for loans in euros to leading European banks, for a term of three months commencing on the applicable Interest Reset Date and in a principal amount equal to an amount that in the judgment of the Calculation Agent is representative for a single transaction in euros in such market at such time; provided, however, that if the banks so selected are not quoting as mentioned above, the then-existing EURIBOR rate will remain in effect for such Interest Period, or, if none, the interest rate will be the initial interest rate determined pursuant to Section 2.04 hereof.

“Euroclear” means Euroclear Bank, SA/NV, as operator of the Euroclear System, or any successor securities clearing agency.

“Fitch” means Fitch, Inc.

“Fixed Rate Notes” has the meaning provided in the recitals.

“Floating Rate Notes” has the meaning provided in the recitals.

“Global Note” means a Note that evidences all or part of a series of Notes and is authenticated and delivered to, and registered in the name of, the Depositary for such Notes or a nominee thereof.

“Indenture” has the meaning provided in the recitals.

“Interest Determination Date” means the date determined by the Calculation Agent for each Interest Period on the second TARGET System Day prior to the first day of such Interest Period.

“Interest Period” has the meaning provided in Section 2.04 hereof.

“Interest Reset Date” has the meaning provided in Section 2.04 hereof.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, respectively.

“London Business Day” has the meaning provided in Section 5.02 hereof.

“Market Exchange Rate” means the noon buying rate in The City of New York for cable transfers of euro as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York.

“Moody’s” means Moody’s Investors Service, Inc.

“Notes” has the meaning provided in the recitals. For the avoidance of doubt, “Notes” shall include the additional Notes, if any.

“Paying Agent” has the meaning provided in the preamble.

“Person” has the meaning set forth in the Base Indenture and includes a “person” as used in Section 13(d)(3) of the Exchange Act.

“Place of Payment” means the place where the principal, premium (if any) and interest in respect of the Notes are payable, which shall initially be the principal corporate trust office or agency of the Paying Agent in London, England.

“Rating Agencies” means (i) each of Fitch, Moody’s and S&P; and (ii) if any of Fitch, Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3- 1(c)(2)(vi)(F) under the Exchange Act, selected by the Company (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.

“Registrar and Transfer Agent” has the meaning provided in the preamble.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

“Security Register” has the meaning provided in Section 5.01(b) hereof.

“Security Registrar” means the Registrar and Paying Agent.

“Shortfall” has the meaning provided in Section 5.03 hereof.

“Supplemental Indenture” has the meaning provided in the preamble.

“TARGET System Day” is any day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System, or any successor thereto, is open for business and a day on which commercial banks are open for dealings in euro deposits in the London interbank market.

“Trustee” has the meaning provided in the preamble.

ARTICLE TWO

GENERAL TERMS AND CONDITIONS OF THE NOTES

Section 2.01. Designation and Principal Amount.

(a) Title and Initial Aggregate Principal Amount. The Notes are hereby authorized and are respectively designated the “Floating Rate Notes due 2015,” the “1.125% Notes due 2017” and the “2.375% Notes due 2021.” The Floating Rate Notes issued on the date hereof will initially be limited to an aggregate principal amount of €400,000,000, the 2017 Notes issued on the date hereof will initially be limited to an aggregate principal amount of €750,000,000 and the 2021 Notes issued on the date hereof will initially be limited to an aggregate principal amount of €1,250,000,000.

(b) Additional Notes. Without the consent of the holders of any series of Notes, the Company may issue, from time to time in accordance with the provisions of the Indenture, additional Notes having the same ranking and the same interest rate, maturity and other terms as such series of Notes (except for the issue date, issue price, and, in some cases, the first payment of interest or interest accruing prior to the issue date of such additional Notes). Such additional Notes may only be issued if they would be fungible with the applicable series of Notes for U.S. federal income tax purposes. Any additional Notes having such similar terms, together with the applicable series of Notes issued on the date hereof, will constitute a single series of Notes under the Indenture. No additional Notes may be issued if an Event of Default has occurred with respect to the applicable series of Notes.

Section 2.02. Maturity.

(a) Floating Rate Notes. Unless an earlier redemption has occurred, the principal amount of the Floating Rate Notes shall mature and be due and payable, together with any accrued interest thereon, on June 11, 2015.

(b) 2017 Notes. Unless an earlier redemption has occurred, the principal amount of the 2017 Notes shall mature and be due and payable, together with any accrued interest thereon, on January 26, 2017.

(c) 2021 Notes. Unless an earlier redemption has occurred, the principal amount of the 2021 Notes shall mature and be due and payable, together with any accrued interest thereon, on January 26, 2021.

Section 2.03. Form and Payment.

(a) Forms, Terms and Provisions. The Notes shall be issued as Global Notes, in fully registered form only (except that we may issue definitive Notes in the limited circumstances set forth in paragraph (d) below) and in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof. The Notes and the Trustee’s Certificates of Authentication to be endorsed thereon are to be substantially in the form of Exhibit A, Exhibit B and Exhibit C, respectively, which forms are hereby incorporated in and made a part of this Supplemental Indenture. The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Supplemental Indenture, and the Company, the Trustee and the Designated Agents, by their execution and delivery of this Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

(b) Payment Method. Payment of the principal, premium (if any) and interest in respect of the Notes shall be made at the office or agency of the Company maintained for that purpose in London, England, which shall initially be the principal corporate trust office or agency of the Paying Agent in London, England; provided that, at the option of the Company, payment of interest, other than interest at maturity or upon redemption, may be made by check mailed to the address of the Holder entitled thereto as such address appears on the Security Register at the close of business on the Regular Record Date specified for each series of Notes; provided, further, that (1) the Depositary, as Holder of the Notes, or (2) a Holder of more than €5,000,000 in aggregate principal amount of a series of Notes in definitive form is entitled to require the Paying Agent to make payments of interest, other than interest due at maturity or upon redemption, by wire transfer of immediately available funds into an account maintained by the Holder in the United States, by sending appropriate wire transfer instructions as long as the Paying Agent receives the instructions not less than ten days prior to the applicable interest payment date. The principal and interest payable on any of the Notes at maturity, or upon redemption, shall be paid by wire transfer of immediately available funds against presentation of a Note at the office of the Registrar and Transfer Agent. Notwithstanding the foregoing, payment of any amount payable in respect of a Global Note shall be made in accordance with the Applicable Procedures of the Depositary.

(c) Payment in Euro. Principal, premium (if any) and interest payments in respect of the Notes shall be payable in euro. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or the euro is no longer used by the member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes will be made in U.S. dollars until euro is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for the euro, in each case as certified by the Company to the Trustee and the Paying Agent pursuant to an Officers’ Certificate at least five Business Days prior to such payment date. Any payments in respect of the Notes so made in U.S. dollars shall not constitute an Event of Default under the terms of the Notes or the Indenture. Neither the Trustee nor the Paying Agent shall have any responsibility for any calculation or conversion in connection with the foregoing.

(d) Certificated Notes. The Company shall issue the Notes in definitive form in exchange for the applicable Global Notes if the Depositary is at any time unwilling or unable to continue as depositary for any of the Global Notes and a successor depositary is not appointed by us within 90 days or if an Event of Default has occurred with regard to the Notes represented by the Global Notes and has not been cured or waived. In addition, the Company may at any time and in its sole discretion determine not to have the Notes represented by the Global Notes and, in that event, shall issue the Notes in definitive form in exchange for the Global Notes. In any such instance, a Holder of a beneficial interest in the Global Notes will be entitled to physical delivery in definitive form of the Notes represented by the Global Notes equal in principal amount to such beneficial interest and to have such Notes registered in its name. The Notes so issued in definitive form shall be issued as registered in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof, unless otherwise specified by the Company. Definitive Notes may be transferred by presentation for registration to the Registrar and Transfer Agent at its office and must be duly endorsed by the Holder or the Holder’s attorney duly authorized in writing, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Registrar and Transfer Agent duly executed by the Holder or the Holder’s attorney duly authorized in writing. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of definitive Notes.

Section 2.04. Interest on the Floating Rate Notes.

(a) Interest Payment Dates. Interest on the Floating Rate Notes shall be payable quarterly in arrears on March 11, June 11, September 11, and December 11, beginning on March 11, 2014, to the persons in whose names the Floating Rate Notes are registered at the close of business 15 calendar days before such interest payment date (whether or not a Business Day) or to the Depositary, as the case may be; provided, however, that if any interest payment date (other than June 11, 2015 or any earlier repayment date) falls on a day that is not a Business Day, the payment of interest that would otherwise be payable on such date will be postponed to the next succeeding Business Day and interest will accrue to but excluding the date interest is paid, except that if such Business Day falls in the next succeeding calendar month, the applicable interest payment date will be the immediately preceding Business Day. If June 11, 2015 or any earlier repayment date of the Floating Rate Notes falls on a day that is not a Business Day, the payment of principal or interest otherwise payable on such date shall be postponed to the next succeeding Business Day, and no interest on such payment shall accrue from and after June 11, 2015 or any earlier repayment date, as applicable.

(b) Interest Reset Dates. The interest rate will be reset quarterly on March 11, June 11, September 11, and December 11, beginning on March 11, 2014 (each, an “Interest Reset Date”); provided, however, that if any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date will be the next succeeding day that is a Business Day, except that if the next succeeding Business Day falls in the next succeeding calendar month, the applicable Interest Reset Date will be the immediately preceding Business Day.

(c) Initial Interest Period and Interest Rate. The initial interest period will be the period from and including December 11, 2013 to but excluding the first Interest Reset Date. The interest rate in effect during the initial interest period will be equal to EURIBOR plus 50 basis points (0.50%), determined two TARGET System Days prior to December 11, 2013.

(d) Subsequent Interest Periods and Interest Rates. After the initial interest period, the interest periods will be the periods from and including an Interest Reset Date to but excluding the immediately succeeding Interest Reset Date, except that the final interest period will be the period from and including the Interest Reset Date immediately preceding June 11, 2015 to but excluding June 11, 2015 (the initial interest period, each subsequent interest period and the final interest period, each an “Interest Period”). The interest rate per annum for the Floating Rate Notes in any Interest Period will be equal to EURIBOR plus 50 basis points (0.5%), as determined by the Calculation Agent. The interest rate in effect for the 15 calendar days prior to any repayment date earlier than June 11, 2015 will be the interest rate in effect on the fifteenth day preceding such earlier repayment date.

(e) Maximum Interest Rate. The interest rate on the Floating Rate Notes will be limited to the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

(f) Rounding. All percentages resulting from any calculation of any interest rate for the Floating Rate Notes will be rounded, if necessary, to the nearest thousandth of a percentage point, with five one-thousandths of a percentage point rounded upward (e.g., 5.8765% (or .058765) would be rounded to 5.877% (or .05877)), and all euro amounts will be rounded to the nearest cent, with one-half cent being rounded upward. Each calculation of the interest rate on the Floating Rate Notes by the Calculation Agent will (in the absence of manifest error) be final and binding on the Holders of the Notes and the Company.

(g) Payment Convention. The amount of interest payable in respect of each Floating Rate Note will be calculated by applying the applicable interest rate for such Interest Period to the outstanding principal amount of such Floating Rate Notes, multiplying the product by the actual number of days in such Interest Period and dividing by 360, and rounding the resulting figure to the nearest cent (half a cent being rounded upwards). This payment convention is referred to as Actual/360.

Section 2.05. Interest on the Fixed Rate Notes.

(a) 2017 Notes. Interest on the 2017 Notes shall accrue at the rate of 1.125% per annum, from December 11, 2013 or the most recent interest payment date on which interest was paid. Interest on the 2017 Notes shall be payable annually in arrears on January 26 of each year, beginning on January 26, 2015, to the Holders in whose names the 2017 Notes are registered at the close of business on the preceding January 11; provided that if any such interest payment date (other than January 26, 2017 or any earlier repayment date) is not a Business Day, the interest payment date will be postponed to the next succeeding Business Day, and no interest will accrue as a result of such delayed payment on amounts payable from and after such interest payment date to the next succeeding Business Day. If January 26, 2017 or any earlier repayment date of the 2017 Notes falls on a day that is not a Business Day, the payment of principal or interest otherwise payable on such date shall be postponed to the next succeeding Business Day, and no interest on such payment shall accrue from and after January 26, 2017 or any earlier repayment date, as applicable.

(b) 2021 Notes. Interest on the 2021 Notes shall accrue at the rate of 2.375% per annum, from December 11, 2013 or the most recent interest payment date on which interest was paid. Interest on the 2017 Notes shall be payable annually in arrears on January 26 of each year, beginning on January 26, 2015, to Holders in whose names the 2021 Notes are registered at the close of business on the preceding January 11; provided that if any such interest payment date (other than January 26, 2021 or any earlier repayment date) is not a Business Day, the interest payment date will be postponed to the next succeeding Business Day, and no interest will accrue as a result of such delayed payment on amounts payable from and after such interest payment date to the next succeeding Business Day. If January 26, 2021 or any earlier repayment date of the 2021 Notes falls on a day that is not a Business Day, the payment of principal or interest otherwise payable on such date shall be postponed to the next succeeding Business Day, and no interest on such payment shall accrue from and after January 26, 2021 or any earlier repayment date, as applicable.

(c) Payment Convention. Interest on the Fixed Rate Notes shall be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Fixed Rate Notes (or from December 11, 2013, if no interest has been paid on the Fixed Rate Notes), to but excluding the next scheduled interest payment date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

Section 2.06. Depositary.

The Depositary in respect of the Notes shall be Deutsche Bank AG, London Branch, as common depositary for Clearstream and Euroclear, or any of its successors and assigns (the “Depositary”). Paragraph 7 of Section 303 of the Base Indenture shall not apply in respect of the Notes. For the avoidance of doubt, the Depositary shall not be required to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, or any other applicable statute or regulation.

ARTICLE THREE

COVENANTS

In addition to the covenants set forth in Article Ten of the Base Indenture, there are established pursuant to Section 901(2) of the Base Indenture the following covenants for the benefit of the Holders of the Notes and to which the Notes shall be subject.

Section 3.01. Change of Control.

(a) If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Notes upon the occurrence of specified events under Section 4.01 hereof, Holders shall have the right to require the Company to repurchase all or any part (equal to €100,000 or an integral multiple of €1,000 in excess thereof) of their Notes pursuant to an offer (the “Change of Control Offer”) of payment in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased, to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Company shall mail a notice to Holders (with a copy to the Trustee) describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described in such notice. The Company shall comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934 (the “Exchange Act”) and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions of the Notes, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control provisions of the Notes by virtue of such conflicts.

(b) On the Change of Control Payment Date, the Company shall, to the extent lawful: accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

(c) The Paying Agent shall promptly mail to each Holder of Notes properly tendered the purchase price for the Notes, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a principal amount of €100,000 or an integral multiple of €1,000 in excess thereof.

(d) Notwithstanding the foregoing, the Company shall not be required to make an offer to repurchase the Notes upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer.

Section 3.02. Payment of Additional Amounts.

(a) Section 1010 of the Base Indenture shall be applicable to the Notes, except that: (i) the term “Holder,” when used in Section 1010 of the Indenture, shall mean the beneficial owner of a Note or any person holding on behalf or for the account of the beneficial owner of a Note; and (ii) paragraph (l) shall be replaced and paragraph (m) shall be added as follows:

“(l) any tax, assessment or other governmental charge imposed pursuant to the provisions of Sections 1471 through 1474 of the Code; or

“(m) any combination of items (a) through (l) above.”

(b) If the Company is required to pay additional amounts with respect to the Notes, the Company shall notify the Trustee and the Paying Agent pursuant to an Officers’ Certificate that specifies the additional amounts payable. If the Trustee and the Paying Agent do not receive such an Officer’s Certificate, the Trustee and the Paying Agent shall be fully protected in assuming that no such additional amounts are payable.

Section 3.03. Maintenance of Office or Agency.

In addition to the provisions of Section 1002 of the Base Indenture, to the extent permitted by law, the Company shall maintain a paying agent in a member state of the European Union (if any) that will not require withholding or deduction of tax pursuant to European Council Directive 2003/48/EC on the taxation of savings income or any law implementing or complying with, or introduced to conform to, such European Council Directive.

Section 3.04. New York Stock Exchange Listing.

The Company shall use its reasonable best efforts to cause the Notes to be listed and admitted to trading on the New York Stock Exchange and shall from time to time take such other actions as shall be necessary or advisable to maintain the listing of the Notes thereon or another recognized securities exchange. For so long as the Notes are listed on the New York Stock Exchange and the rules of the New York Stock Exchange so require, the Company shall publish notices with respect to the Notes on the website of the New York Stock Exchange. The Company will promptly notify the Trustee in writing when the Notes are listed on any stock exchange and of any delisting thereof.

ARTICLE FOUR

REDEMPTION

Section 4.01. Redemption for Tax Reasons.

(a) The Company may redeem a series of Notes prior to maturity in whole, but not in part, on not more than 60 days’ notice and not less than 30 days’ notice (with written notice to the Trustee and the Paying Agent no less than 15 days (or such shorter period as agreed by the Trustee and the Paying Agent) prior to the sending of such redemption notice in the event the Trustee is engaged by the Company to send such notice or cause such notice to be sent in the Company’s name and at its expense) at a redemption price equal to the principal amount of such Notes plus any accrued interest and additional amounts to, but not including, the date fixed for redemption if:

(i) as a result of a change in or amendment to the tax laws, regulations or rulings of the United States or any political subdivision or taxing authority of or in the United States or any change in official position regarding the application or interpretation of such laws, regulations or rulings (including a holding by a court of competent jurisdiction in the United States) that is announced or becomes effective on or after the date of the issuance of such Notes the Company has or will become obligated to pay additional amounts with respect to the Notes under Section 1010 of the Base Indenture, as supplemented by Section 3.02 hereof, and the Company, in its business judgment, determines that such obligations cannot be avoided by the use of reasonable measures available to the Company; or

(ii) on or after the date of the issuance of such Notes, any action is taken by a taxing authority of, or any decision has been rendered by a court of competent jurisdiction in, the United States or any political subdivision of or in the United States, including any of those actions specified above, whether or not such action was taken or decision was rendered with respect to the Company, or any change, amendment, application or interpretation is officially proposed, which, in any such case, in the written opinion of independent legal counsel of recognized standing, will result in a material probability that the Company will become obligated to pay additional amounts with respect to the Notes, and the Company, in its business judgment, determines that such obligations cannot be avoided by the use of reasonable measures available to the Company.

(b) If the Company exercises its option to redeem the Notes, the Company shall deliver to the Trustee an Officers’ Certificate stating that it is entitled to redeem the Notes and an opinion of independent tax counsel to the effect that the circumstances described in the above subparagraphs (i) and (ii) of Section 4.01(a) exist.

ARTICLE FIVE

DESIGNATED AGENTS

Section 5.01. Appointment and Resignation of the Designated Agents.

(a) Paying Agent. The Company hereby appoints Deutsche Bank AG, London Branch as the Paying Agent in respect of the Notes. The Company may, with the prior approval of the Trustee, terminate the appointment of the Paying Agent at any time or appoint additional or other Paying Agents by giving to the Paying Agent at least 90 days’ prior written notice to that effect provided that so long as any of the Notes is outstanding.

(b) Registrar and Transfer Agent. The Company hereby appoints Deutsche Bank Luxembourg S.A. as the Registrar and Transfer Agent for the purpose of registering Notes and transfers of registered Notes as provided under Section 305 of the Base Indenture, and all references to “Security Registrar” in the Base Indenture with respect to the Notes shall be deemed to refer to the Registrar and Transfer Agent. The Registrar and Transfer Agent will maintain a register at its office, which is currently located at Deutsche Bank Luxembourg S.A., 2 Boulevard Konrad-Adenauer, L-1115 Luxembourg (the register maintained in such office being referred to as the “Security Register”).

(c) Authenticating Agent. The Company and the Trustee hereby appoint Deutsche Bank Luxembourg S.A. as the Authenticating Agent pursuant to Section 614 of the Base Indenture; provided that (i) the sentence “Any such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or State authority” in the first paragraph of Section 614 of the Base Indenture shall not apply and (ii) Section 614 of the Base Indenture shall be amended to permit the Authenticating Agent the power to act on the Trustee’s behalf under Section 303 (in addition to the powers under Sections 304, 305 and 1107) of the Base Indenture with respect to authentication and delivery of the Notes, as fully to all intents and purposes as though such Authenticating Agent had been expressly authorized by those Sections of the Base Indenture to authenticate and deliver Notes.

(d) Resignation of Designated Agents; Appointment of Successors. All or any of the Designated Agents may resign their respective appointments under the Notes and this Indenture at any time by giving to the Company and, where appropriate, the Paying Agent and the Trustee at least 90 days’ prior written notice to that effect provided that, so long as any of the Notes are outstanding, the notice shall not, in the case of the Paying Agent, expire less than 45 days before any due date for the payment of interest. Following receipt of a notice of resignation from a Designated Agent, the Company shall promptly, and in any event not less than 30 days before the resignation takes effect, give notice to the Holders of the Notes in accordance with the Indenture. If any Designated Agent shall resign or be removed, the Company shall promptly and in any event within 30 days appoint a successor approved by the Trustee. If the Company fails to appoint a successor within such period, the Paying Agent may select a leading bank approved by the Company and the Trustee to act as Paying Agent hereunder and the Company shall appoint that bank as the successor Paying Agent.

Section 5.02. Payment by the Company to the Paying Agent.

(a) The Company shall, not later than 10:00 a.m. (New York City time) the Business Day immediately preceding each date on which any payment of principal, premium, if any, or interest in respect of any of the Notes becomes due, transfer to an account specified by the Paying Agent such amounts as shall be sufficient for the purposes of the payment of principal, premium, if any, or interest in same day funds.

(b) The Company shall ensure that, not later than the second London Business Day immediately preceding the date on which any payment is to be made to the Paying Agent pursuant to paragraph (a) above, the Paying Agent shall receive a copy of an irrevocable payment instruction to the bank through which the payment is to be made. For the purposes of this paragraph (b), “London Business Day” means a day on which banks are open for business in London.

(c) If any payment provided for by paragraph (a) above is made late but otherwise under the terms of this Supplemental Indenture, the Paying Agent shall nevertheless act as a Paying Agent. However, (i) unless and until the full amount of any payment has been made to the Paying Agent in accordance with paragraph (a) above or (ii) unless and until the Paying Agent is satisfied that such payment will be made, it shall not be bound to make payments in respect of the Notes as aforesaid.

Section 5.03. Obligations of the Paying Agent and the Company.

(a) General Duties of the Paying Agent. Subject to the payments to the Paying Agent being duly made, the Paying Agent shall act as paying agent of the Company in respect of the Notes and pay or cause to be paid on behalf of the Company, on and after each date on which any payment becomes due and payable, the amounts of principal, premium (if any) or interest then payable on surrender or, in the case of a Global Note, endorsement, of Notes under the terms and conditions of the Notes and the Indenture. If any payment provided for by Section 5.02 hereof is made late but otherwise under the terms of the Notes and the Indenture, the Paying Agent shall nevertheless act as paying agent following receipt by them of payment. While any Notes are represented by a Global Note, all payments due in respect of the Notes shall be made to, or to the order of, the holder of the Global Note, subject to and in accordance with the provisions of the Global Note. On the occasion of each payment, the Paying Agent shall instruct Clearstream and Euroclear to make the appropriate entries in their records to reflect such payment.

(b) Payment Default. If default is made by the Company in respect of any payment, unless and until the full amount of the payment has been made under the terms of the Notes and the Indenture (except as to the time of making the same) or other arrangements satisfactory to the Paying Agent have been made, the Paying Agent shall not be bound to act as paying agent.

(c) Payment Shortfall. Notwithstanding the foregoing, if the Paying Agent pays any amounts to the Holders of Notes at a time when it has not received payment in full in respect of the Notes (the excess of the amounts so paid over the amounts so received being the “Shortfall”), the Company shall, in addition to paying amounts due under Section 5.02 hereof, pay to the Paying Agent on demand interest (at a rate which represents the Paying Agent’s cost of funding the Shortfall) on the Shortfall (or the unreimbursed portion thereof) until the receipt in full by the Paying Agent of the Shortfall.

(d) Notification of Non-Payment. The Paying Agent shall notify the Trustee, by facsimile or electronically in PDF format, forthwith: (i) if it has not by the relevant date specified in Section 5.02 hereof received unconditionally the full amount required for the payment; and (ii) if it receives unconditionally the full amount of any sum due in respect of the Notes after such date. The Paying Agent shall, at the expense of the Company, forthwith upon receipt of any amount as described under this subclause (ii), cause notice of that receipt to be published.

(e) Duties in Connection with Redemption for Tax Reasons. If the Company decides to redeem any series of notes pursuant to Section 4.01 hereof, the Paying Agent shall instruct Clearstream and Euroclear to make appropriate entries in their records in respect of all Notes redeemed by the Company to reflect such redemptions.

(f) Publication of Notices. On behalf of and at the request and expense of the Company, the Paying Agent shall cause to be published all notices required to be given by the Company under the terms and conditions contained in the Notes.

(g) Cancellation of Notes. All Notes that are surrendered to the Paying Agent in connection with redemption shall be canceled by the Paying Agent. Where Notes are purchased by or on behalf of the Company or any of its subsidiaries, the Company shall immediately notify the Paying Agent of the principal amount of those Notes it has purchased and may procure that the Notes are promptly canceled and delivered to the Paying Agent or its authorized agent. The Paying Agent or its authorized agent shall (unless otherwise instructed by the Company) destroy all canceled Notes and furnish the Company with a certificate of destruction containing written particulars of the serial numbers of the Notes and the number so destroyed.

(h) Change of Office. If the Paying Agent shall change its specified office, it shall give to the Company and the Trustee not less than 45 days’ prior written notice to that effect giving the address of the new specified office. As soon as practicable thereafter and in any event at least 30 days before the change, the Paying Agent shall give to the Holders of Notes on behalf of and at the expense of the Company notice of the change and the address of the new specified office.

(i) Additional Duties of the Paying Agent. The Paying Agent undertakes to the Company that it will, in connection with the issue of the Notes, perform the duties which are stated to be performed by it in Schedule 1.

(j) Commissions and Expenses. The Company shall pay to the Paying Agent such commissions in respect of the services of the Paying Agent as shall be agreed from time to time between the Company and the Paying Agent, and shall also pay an amount equal to any value added tax which may be payable in respect of the commissions together with all reasonable expenses incurred by the Paying Agent in connection with its services. All payments by the Company under this paragraph and to the Trustee pursuant to Section 607 of the Base Indenture shall be made free and clear of, and without withholding or deduction for, any taxes, duties, assessments or governmental charges of whatsoever nature imposed, levied, collected, withheld or assessed by any government having power to tax, unless such withholding or deduction is required by law. In that event, the Company shall pay such additional amounts as will result in receipt by the Paying Agent of such amounts as would have been received by it if no such withholding had been required.

(k) No Obligation to Act Under Certain Circumstances. Notwithstanding any other provision of the Notes or the Indenture, the Paying Agent shall not be under any obligation to take any action under the Notes or the Indenture that it expects will result in any expense or liability accruing to it, the payment of which within a reasonable time is not, in its opinion, assured to it.

Section 5.04. Indemnity and Limitation of Liability.

(a) Indemnification of Paying Agent. The Company undertakes to indemnify the Paying Agent against all losses, liabilities, costs, claims, actions, damages, expenses or demands which it may incur or which may be made against it as a result of or in connection with the appointment of or the exercise of its powers and duties under the Notes and the Indenture except as may result from its own willful default, gross negligence or fraud. This indemnity shall survive any termination of this Agreement.

(b) Limitation of Liability. The Designated Agents shall not be liable for any loss caused by events beyond their reasonable control including any malfunction, interruption or error in the transmission of information caused by any machine or systems or interception of communication facilities, abnormal operating conditions or events of force majeure. Under no circumstances will the Designated Agents be liable to the Company in contract, tort (including negligence) or otherwise for any consequential, special, indirect or speculative loss or damage (including but not limited to loss of business, goodwill, opportunity or profit) which arises out of or in connection with the Indenture even if advised of the possibility of such loss or damage. Each of the Designated Agents shall be protected and shall incur no liability for or in respect of action taken, omitted or suffered in reliance upon any instruction, request or order from the Company or the Trustee or any document which it reasonably believes to be genuine and to have been delivered by the proper party or parties or upon written instructions from the Company or the Trustee.

Section 5.05. General Provisions Applicable to the Designated Agents.

(a) Several and Not Joint. The obligations and duties of the Designated Agents under the Notes and the Indenture shall be several and not joint.

(b) No Implied Duties or Other Assumed Obligations. The Designated Agents shall only be obliged to perform duties set out under the Notes and the Indenture, and shall have no implied duties. In acting under the terms of the Notes and the Indenture, the Designated Agents shall act solely as agents of the Company and will not assume any obligations towards or relationship of agency or trust for or with any of the owners or Holders of the Notes.

(c) Consultation with Advisers. Each of the Designated Agents may consult with legal and other professional advisers and the opinion of the advisers shall be full and complete protection in respect of action taken, omitted or suffered under the Indenture in good faith and in accordance with the opinion of the advisers.

(d) Other Engagements. Any of the Designated Agents, their officers, directors or employees may become the owner of, or acquire any interest in, Notes with the same rights that it or he would have if the Designated Agent concerned were not appointed under this Supplemental Indenture, and may engage or be interested in any financial or other transaction with the Company or the Trustee, and may act on, or as depositary, trustee or agent for, any committee or body of holders of Notes or other obligations of the Company as freely as if the Designated Agent were not appointed under this Supplemental Indenture.

ARTICLE SIX

MISCELLANEOUS

Section 6.01. Application of Supplemental Indenture.

The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed. This Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

Section 6.02. Trust Indenture Act Controls.

If any provision hereof limits, qualifies or conflicts with the duties imposed by Sections 310 through 317 of the Trust Indenture Act, the imposed duties shall control.

Section 6.03. Conflict with Base Indenture.

To the extent not expressly amended or modified by this Supplemental Indenture, the Base Indenture shall remain in full force and effect, including, without limitation, the rights, privileges and protections afforded to the Trustee thereunder. If any provision of this Supplemental Indenture relating to the Notes is inconsistent with any provision of the Base Indenture, the provision of this Supplemental Indenture shall control.

Section 6.04. Governing Law; Waiver of Jury Trial.

THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE OR THE TRANSACTION CONTEMPLATED HEREBY.

Section 6.05. Successors.

All agreements of the Company in the Base Indenture, this Supplemental Indenture and the Notes shall bind its successors. All agreements of the Trustee in the Base Indenture and this Supplemental Indenture shall bind its successors. All agreements of the Designated Agents in this Supplemental Indenture shall bind their respective successors.

Section 6.06. Counterparts.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

Section 6.07. Trustee Disclaimer.

The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture and the Notes other than as to the validity of its execution and delivery by the Trustee. The recitals and statements herein and in the Notes are deemed to be those of the Company and not the Trustee and the Trustee assumes no responsibility for the same. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Notes or the proceeds thereof.

Section 6.08. Modification to Base Indenture.

With respect to the Notes, Section 603 of the Base Indenture is hereby amended by the following:

(a) Deleting the word “and” at the end of paragraph (g) and inserting the word “and” at the end of paragraph (h); and

(b) including the following as a new paragraph (i):

“(i) in no event shall the Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.”

Section 6.09. U.S.A. Patriot Act.

The parties hereto acknowledge that in order to help the United States government fight the funding of terrorism and money laundering activities, pursuant to Federal regulations that became effective on October 1, 2003 (Section 326 of the USA PATRIOT Act) all financial institutions are required to obtain, verify, record and update information that identifies each person establishing a relationship or opening an account. The parties to this Supplemental Indenture agree that they will provide to the Trustee such information as it may request, from time to time, in order for the Trustee to satisfy the requirements of the USA PATRIOT Act, including but not limited to the name, address, tax identification number and other information that will allow it to identify the individual or entity who is establishing the relationship or opening the account and may also ask for formation documents such as articles of incorporation or other identifying documents to be provided.

Section 6.10. Force Majeure.

The Trustee shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Trustee (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, civil unrest, local or national disturbance or disaster, any act of terrorism, or the unavailability of the Federal Reserve Bank wire or facsimile or other wire or communication facility).

Section 6.11. Notices.

(a) Any notice required to be given under this Supplemental Indenture to any of the parties shall be in English in writing and shall be delivered in person, sent by pre-paid post (first class if domestic, first class airmail if international) or by facsimile addressed to:

The Company:	Mondelēz International, Inc. Three Parkway North Deerfield, Illinois 60015 United States Email: william.whisler@mdlz.com Fax: +1 (847) 943 4903 Attention: William Whisler, Assistant Treasurer

The Trustee:	Deutsche Bank Trust Company Americas 60 Wall Street, 16th floor New York, New York 10005 United States Fax: +1 (732) 578 4635 Attention: Corporates Team / Mondelēz International, Inc.

The Paying Agent:	Deutsche Bank AG, London Branch Winchester House 1 Great Winchester Street London EC2N 2DB United Kingdom Email: TSS-GDS.ROW@db.com Fax: +44 (20) 7 547 76149 Attention: Debt and Agency Services

The Registrar and Transfer Agent:	Deutsche Bank Luxembourg S.A 2 Boulevard Konrad-Adenauer, L-1115 Luxembourg Email: TSS-GDS.ROW@db.com Fax: +44 (20) 7 547 76149 Attention: Debt and Agency Services

(b) Notwithstanding any other provision of the Notes or the Indenture, so long as a Global Note is held on behalf of Clearstrem or Euroclear or any other clearing system, notices to Holders of Notes represented by a Global Note may be given by delivery of the relevant notice to Clearstream or Euroclear or, as the case may be, any other clearing system. Any obligation the Company (and the Paying Agent on its behalf) may have to publish a notice to Holders of Notes shall have been met upon delivery of the notice to the relevant clearing system.

(Remainder of page intentionally left blank)

IN WITNESS WHEREOF, the parties to this Supplemental Indenture have caused it to be duly executed as of the day and year first above written.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Barbara L. Brasier
Name:	Barbara L. Brasier
Title:	Senior Vice President and Treasurer

SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Trustee

By:	/s/ Carol Ng
Name:	Carol Ng
Title:	Vice President

By:	/s/ Randy Kahn
Name:	Randy Kahn
Title:	Vice President

DEUTSCHE BANK AG, LONDON BRANCH, as Paying Agent

By:	/s/ Kieran Odedra
Name:	Kieran Odedra
Title:	AVP

By:	/s/ Mahen Surnam
Name:	Mahen Surnam
Title:	VP

DEUTSCHE BANK LUXEMBOURG S.A., as Registrar and Transfer Agent

By:	/s/ Kieran Odedra
Name:	Kieran Odedra
Title:	Attorney

By:	/s/ Mahen Surnam
Name:	Mahen Surnam
Title:	Attorney

SIGNATURE PAGE TO SUPPLEMENTAL INDENTURE

Schedule 1

Additional Duties of the Paying Agent

The Paying Agent and the Company will comply with the following provisions:

1.	The Paying Agent will inform each of Euroclear and Clearstream, Luxembourg (the ICSDs), through the common service provider appointed by the ICSDs to service the Notes (the CSP), of the initial issue outstanding amount (IOA) for the Notes on or prior to the Closing Date.

2.	If any event occurs that requires a mark up or mark down of the records which an ICSD holds for its customers to reflect such customers’ interest in the Notes, the Paying Agent will (to the extent known to it) promptly provide details of the amount of such mark up or mark down, together with a description of the event that requires it, to the ICSDs (through the CSP) to ensure that the IOA of the Notes remains at all times accurate.

3.	The Paying Agent will at least monthly reconcile its record of the IOA of the Notes with information received from the ICSDs (through the CSP) with respect to the IOA maintained by the ICSDs for the Notes and will promptly inform the ICSDs (through the CSP) of any discrepancies.

4.	The Paying Agent will promptly assist the ICSDs (through the CSP) in resolving any discrepancy identified in the IOA of the Notes.

5.	The Paying Agent will promptly provide to the ICSDs (through the CSP) details of all amounts paid by it under the Notes (or, where the Notes provide for delivery of assets other than cash, of the assets so delivered).

6.	The Paying Agent will (to the extent known to it) promptly provide to the ICSDs (through the CSP) notice of any changes to the Notes that will affect the amount of, or date for, any payment due under the Notes.

7.	The Paying Agent will (to the extent known to it) promptly provide to the ICSDs (through the CSP) copies of all information that is given to the holders of the Notes.

8.	The Paying Agent will promptly pass on to the Company all communications it receives from the ICSDs directly or through the CSP relating to the Notes.

9.	The Paying Agent will (to the extent known to it) promptly notify the ICSDs (through the CSP) of any failure by the Company to make any payment or delivery due under the Notes when due.

Exhibit A

Form of Global Note Representing the Floating Rate Notes

REGISTERED

No. [        ]

MONDELĒZ INTERNATIONAL, INC.

FLOATING RATE NOTE DUE 2015

representing

€[                    ]

Common Code: 100324199

ISIN: XS1003241996

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DEUTSCHE BANK AG, LONDON BRANCH (THE “DEPOSITARY”) TO A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF BT GLOBENET NOMINEES LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO BT GLOBENET NOMINEES LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, BT GLOBENET NOMINEES LIMITED, HAS AN INTEREST HEREIN.

MONDELĒZ INTERNATIONAL, INC., a Virginia corporation (hereinafter called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to BT Globenet Nominees Limited (as nominee of the Depositary), or registered assigns, the principal sum of €[            ] on June 11, 2015, and to pay interest thereon from December 11, 2013 or from the most recent interest payment date to which interest has been paid or duly provided for, at a rate per annum of EURIBOR plus 50 basis points (0.50%) until the principal amount of the Note is paid or duly made available for payment. Interest will accrue from December 11, 2013 and is payable quarterly in arrears on March 11, June 11, September 11 and December 11 of each year, beginning on March 11, 2014; provided, however, that if any interest payment date (other than June 11, 2015 or any earlier repayment date) falls on a day that is not a Business Day, the payment of interest that would otherwise be payable on such date will be postponed to the next succeeding Business Day and interest will accrue to but excluding the date interest is paid, except that if such Business Day falls in the next succeeding calendar month, the applicable interest payment date will be the immediately preceding Business Day. If June 11, 2015 or any earlier repayment date falls on a day that is not a Business Day, the payment of principal or interest otherwise payable on such date will be postponed to the next succeeding Business Day, and no interest on such payment will accrue from and after June 11, 2015 or earlier repayment date, as applicable.

The interest so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business 15 calendar days before the interest payment date (whether or not a Business Day) (each such record date, a “Regular Record Date”). Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holders on such date and may be paid to the Person in whose name this

Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee for the Notes, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal, premium (if any) and interest in respect of the Notes will be made at the office or agency of the Company maintained for that purpose in London, England, which will initially be the principal corporate trust office or agency of the Paying Agent in London, England; provided that, at the option of the Company, payment of interest, other than interest at maturity or upon redemption, may be made by check mailed to the address of the Holder entitled thereto as such address appears on the Security Register at the close of business on the Regular Record Date; provided, further, that (1) the Depositary, as Holder of the Notes, or (2) a Holder of more than €5,000,000 in aggregate principal amount of a series of Notes in definitive form is entitled to require the Paying Agent to make payments of interest, other than interest due at maturity or upon redemption, by wire transfer of immediately available funds into an account maintained by the Holder in the United States, by sending appropriate wire transfer instructions as long as the Paying Agent receives the instructions not less than ten days prior to the applicable interest payment date. The principal and interest payable on any of the Notes at maturity, or upon redemption, will be paid by wire transfer of immediately available funds against presentation of a Note at the office of the Registrar and Transfer Agent. Notwithstanding the foregoing, payment of any amount payable in respect of a Global Note shall be made in accordance with the applicable procedures of the Depositary.

Principal, premium (if any) and interest payments in respect of the Notes will be payable in euro. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or the euro is no longer used by the member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes will be made in U.S. dollars until euro is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for the euro, in each case as certified by the Company to the Trustee and the Paying Agent pursuant to an Officers’ Certificate at least five Business Days prior to such payment date.

“Market Exchange Rate” means the noon buying rate in The City of New York for cable transfers of euro as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York.

“Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in New York or the Place of Payment, provided such day is also a London banking day and is a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System, or any successor thereto, operates.

“TARGET System Day” is any day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System, or any successor thereto, is open for business and a day on which commercial banks are open for dealings in euro deposits in the London interbank market.

“Calculation Agent” means Deutsche Bank AG, London Branch, as appointed and authorized by the Company pursuant to the calculation agency agreement dated as of December 11, 2013, until such time as the Company appoints a successor Calculation Agent. The Calculation Agent will determine EURIBOR for each Interest Period on the second TARGET System Day prior to the first day of such Interest Period (the “Interest Determination Date”).

“EURIBOR” means, with respect to any Interest Determination Date, the offered rate for deposits of euros having a maturity of three months that appears on “Reuters Page EURIBOR01” at approximately 11:00 a.m., Brussels time, on such Interest Determination Date. If on an Interest Determination Date, such rate does not appear on the “Reuters Page EURIBOR01” as of 11:00 a.m., Brussels time, or if “Reuters Page EURIBOR01” is not available on such date, the Calculation Agent will obtain such rate from Bloomberg L.P.’s page “BBAM.”

If no offered rate appears on “Reuters Page EURIBOR01” or Bloomberg L.P.’s page “BBAM” on an Interest Determination Date, EURIBOR will be determined for such Interest Determination Date on the basis of the rates at approximately 11:00 a.m., Brussels time, on such Interest Determination Date at which deposits in euros are offered to prime banks in the euro-zone inter-bank market by the principal euro-zone office of each of four major banks in such market selected by the Calculation Agent (the “Reference Banks”), for a term of three months commencing on the applicable Interest Reset Date and in a principal amount equal to an amount that in the judgment of the Calculation Agent is representative for a single transaction in euros in such market at such time. The Calculation Agent will request the principal euro-zone office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, EURIBOR for such Interest Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, EURIBOR for such Interest Period will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., Brussels time, on such Interest Determination Date by three major banks in the euro-zone, selected by the Calculation Agent, for loans in euros to leading European banks, for a term of three months commencing on the applicable Interest Reset Date and in a principal amount equal to an amount that in the judgment of the Calculation Agent is representative for a single transaction in euros in such market at such time; provided, however, that if the banks so selected are not quoting as mentioned above, the then-existing EURIBOR rate will remain in effect for such Interest Period, or, if none, the interest rate will be the initial interest rate.

The interest rate will be reset quarterly on March 11, June 11, September 11 and December 11, beginning on March 11, 2014 (each , an “Interest Reset Date”). The interest rate in effect from and including December 11, 2013 to but excluding the first Interest Reset Date will be equal to EURIBOR plus 50 basis points (0.50%), determined two TARGET System Days prior to December 11, 2013. After the initial interest period, the interest periods will be the periods from and including an Interest Reset Date to but excluding the immediately succeeding Interest Reset Date, except that the final interest period will be the period from and including the Interest Reset Date immediately preceding June 11, 2015 to but excluding June 11, 2015 (the initial interest period, each subsequent interest period and the final interest period, each an “Interest Period”). The interest rate in effect for the 15 calendar days prior to any repayment date earlier than June 11, 2015 will be the interest rate in effect on the fifteenth day preceding such earlier repayment date.

The Calculation Agent will, upon the request of the Holder of any Note, provide the interest rate then in effect. All calculations made by the Calculation Agent in the absence of willful misconduct, bad faith or manifest error shall be conclusive for all purposes and binding on the Company and the Holders of the Notes. The Company may appoint a successor Calculation Agent at any time at the Company’s discretion and without notice.

All percentages resulting from any calculation of any interest rate for the Floating Rate Notes will be rounded, if necessary, to the nearest thousandth of a percentage point, with five one-thousandths of a percentage point rounded upward (e.g., 5.8765% (or ..058765) would be rounded to 5.877% (or .05877)), and all euro amounts will be rounded to the nearest cent, with one-half cent being rounded upward. Each calculation of the interest rate on the Floating Rate Notes by the Calculation Agent will (in the absence of manifest error) be final and binding on the Holders of the Notes and the Company.

Interest on the Notes will be computed and paid on the basis of a 360-day year and the actual number of days in each interest payment period. The interest rate on the Notes will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

Additional provisions of this Note are contained on the reverse hereof, and such provisions shall have the same effect as though fully set forth in this place.

Unless the certificate of authentication hereon has been executed by the Authenticating Agent on behalf of the Trustee for the Notes by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

(Signature Page Follows)

IN WITNESS WHEREOF, MONDELĒZ INTERNATIONAL, INC. has caused this instrument to be duly executed under its corporate seal.

Dated: [            ].

Mondelēz International, INC.

By:
Name:
Title:

Attest:

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Trustee

By:	DEUTSCHE BANK LUXEMBOURG S.A.,
as Authenticating Agent

By:
Authorized Signatory

By:
Authorized Signatory

(Reverse of Note)

MONDELĒZ INTERNATIONAL, INC.

This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness (hereinafter called the “Securities”) of the Company of the series hereinafter specified, all such Securities issued and to be issued under an Indenture dated as of October 17, 2001 between the Company and Deutsche Bank Trust Company Americas (as successor to The Bank of New York and The Chase Manhattan Bank), as Trustee (the “Base Indenture”), as supplemented by a Supplemental Indenture dated as of December 11, 2013 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), to which Indenture and all other indentures supplemental thereto reference is hereby made for a statement of the rights and limitations of rights thereunder of the Holders of the Securities and of the rights, obligations, duties and immunities of the Trustee for each series of Securities and of the Company, and the terms upon which the Securities are and are to be authenticated and delivered. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series of the Securities designated therein as Floating Rate Notes due 2015 (the “Notes”).

The Company may, without the consent of the Holders of the Notes, issue additional notes having the same ranking and the same interest rate, maturity and other terms as the Notes, except for the issue price, issue date and, in some cases, the first payment of interest or interest accruing prior to the issue date of such additional notes. Any additional notes having such similar terms, together with the Notes, shall constitute a single series of notes under the Indenture. No additional notes may be issued if an Event of Default has occurred with respect to the Notes.

Change of Control

If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its right to redeem the Notes, Holders may require the Company to repurchase all or any part (equal to €100,000 or an integral multiple of €1,000 in excess thereof) of their Notes pursuant to an offer (the “Change of Control Offer”) of payment in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased, to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Company will mail a notice to Holders (with a copy to the Trustee) describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described in such notice. The Company must comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934 (the “Exchange Act”) and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions of the Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions of the Notes by virtue of such conflicts.

On the Change of Control Payment Date, the Company will, to the extent lawful: accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and deliver or cause to be delivered to the Trustee the Notes properly accepted together with an officers’ certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

The paying agent will promptly mail to each Holder of Notes properly tendered the purchase price for the Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new note will be in a principal amount of €100,000 or an integral multiple of €1,000 in excess thereof.

The Company will not be required to make an offer to repurchase the Notes upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer.

For purposes of the foregoing discussion of a repurchase at the option of Holders, the following definitions are applicable:

“Below Investment Grade Rating Event” means the Notes are rated below an Investment Grade Rating by each of the Rating Agencies (as defined below) on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a below investment grade rating event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect to a particular Change of Control (and thus shall not be deemed a below investment grade rating event for purposes of the definition of Change of Control Triggering Event hereunder) if the rating agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the below investment grade rating event).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any Person or group of related persons for purposes of Section 13(d) of the Exchange Act (a “Group”) other than the Company or one of its subsidiaries; (2) the approval by the holders of the Company’s common stock of any plan or proposal for the liquidation or dissolution of the Company (whether or not otherwise in compliance with the provisions of the indenture); (3) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person or Group becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s voting stock; or (4) the first day on which a majority of the members of the Company’s Board of Directors are not Continuing Directors.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Company who (1) was a member of such Board of Directors on the date of the issuance of the Notes; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of the Company’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Fitch” means Fitch Inc.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, respectively.

“Moody’s” means Moody’s Investors Service, Inc.

“Person” has the meaning set forth in the indenture and includes a “person” as used in Section 13(d)(3) of the Exchange Act.

“Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, selected by the Company (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

Payment of Additional Amounts

The Company will, subject to the exceptions and limitations set forth below, pay to the beneficial owner of any Note that is a Non-U.S. Holder or is a partnership that is not created or organized in or under the laws of the United States or any state or political subdivision thereof such additional amounts as may be necessary to ensure that every net payment on such Note, after deduction or withholding by the Company or any of its paying agents for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States or any political subdivision or taxing authority of the United States, will not be less than the amount provided in such Note to be then due and payable. However, the Company will not pay additional amounts if the beneficial owner is subject to taxation solely for reasons other than its ownership of the Note, nor will the Company pay additional amounts for or on account of:

(a)	any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the existence of any present or former connection (other than the mere fact of being a beneficial owner of a Note) between the beneficial owner (or between a fiduciary, settlor, beneficiary or person holding a power over such beneficial owner, if the beneficial owner is an estate or trust, or a partner, member or shareholder of the beneficial owner, if the beneficial owner is a partnership, limited liability company or corporation) of a Note and the United States, including, without limitation, such beneficial owner (or such fiduciary, settlor, beneficiary, person holding a power, partner, member or shareholder) being or having been a citizen or resident of the United States or treated as being or having been a resident thereof;

(b)	any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the beneficial owner (or a fiduciary, settlor, beneficiary or person holding a power over such beneficial owner, if the beneficial owner is an estate or trust, or a partner, member or shareholder of the beneficial owner, if the beneficial owner is a partnership, limited liability company or corporation) (i) being or having been present in, or engaged in a trade or business in, the United States, (ii) being treated as having been present in, or engaged in a trade or business in, the United States, or (iii) having or having had a permanent establishment in the United States;

(c)	any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the beneficial owner (or a fiduciary, settlor, beneficiary or person holding a power over such beneficial owner, if the beneficial owner is an estate or trust, or a partner, member or shareholder of the beneficial owner, if the beneficial owner is a partnership, limited liability company or corporation) being or having been with respect to the United States a personal holding company, a controlled foreign corporation, a passive foreign investment company, a foreign private foundation or other foreign tax-exempt organization, or being a corporation that accumulates earnings to avoid U.S. federal income tax;

(d)	any tax, assessment or other governmental charge imposed on a beneficial owner that actually or constructively owns 10% or more of the total combined voting power of all of the Company’s classes of stock that are entitled to vote within the meaning of Section 871(h)(3) of the Internal Revenue Code of 1986, as amended (the “Code”);

(e)	any tax, assessment or other governmental charge which would not have been so imposed but for the presentation of such Note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which such payment is duly provided for, whichever occurs later;

(f)	any tax, assessment or other governmental charge that is payable by any method other than withholding or deduction by the Company or any paying agent from payments in respect of such Note;

(g)	any gift, estate, inheritance, sales, transfer, personal property or excise tax or any similar tax, assessment or other governmental charge;

(h)	any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment in respect of any Note if such payment can be made without such withholding by at least one other paying agent;

(i)	any tax, assessment or other governmental charge that is imposed or withheld by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(j)	any tax, assessment or other governmental charge imposed as a result of the failure of the holder or beneficial owner of a Note to comply with a request to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of a Note, if such compliance is required by statute or regulation of the United States as a precondition to relief or exemption from such tax, assessment or other governmental charge;

(k)	any tax, assessment or other governmental charge imposed by reason of the failure of the beneficial owner to fulfill the statement requirements of Section 871(h) or Section 881(c) of the Code;

(l)	any tax, assessment or other governmental charge imposed pursuant to the provisions of Sections 1471 through 1474 of the Code; or

(m)	any combination of items (a) through (l) above.

The term “Non-U.S. Holder” means any beneficial owner of a Note that is not a U.S. Holder and is not a partnership (including any entity or arrangement properly classified as a partnership for U.S. federal income tax purposes). The term “U.S. Holder” means a beneficial owner of a note that is for U.S. federal income tax purposes: an individual citizen or resident of the United States; a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia; an estate, the income of which is subject to U.S. federal income tax regardless of its source; or a trust, if (i) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more “United States persons” (as defined in the Code) have the authority to control all substantial decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a “United States person” (as defined in the Code).

Defeasance

The Indenture contains provisions for defeasance at any time of the entire principal of all the Securities of any series upon compliance by the Company with certain conditions set forth therein.

Certain of the Company’s obligations under the Indenture with respect to Notes, may be terminated if the Company irrevocably deposits with the Trustee money or Government Obligations sufficient to pay and discharge the entire indebtedness on a the Indenture.

Events of Default

Section 501 of the Base Indenture shall be applicable to the Notes. If an Event of Default (other than an Event of Default described in Section 501(4) or 501(5) of the Base Indenture) with respect to the Notes shall occur and be continuing, then either the Trustee or the Holders of not less than 25% in principal amount of the Notes of this series then Outstanding may declare the entire principal amount of the Notes of this series due and payable in the manner and with effect provided in the Indenture. If an Event of Default specified in Section 501(4) or 501(5) of the Base Indenture occurs with respect to the Company, all of the unpaid principal amount and accrued interest then outstanding shall ipso facto become and be immediately due and payable in the manner and with the effect provided in the Indenture without any declaration or other act by the Trustee or any Holder.

Amendments

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company with the consent of the Holders of more than 50% in aggregate principal amount of the Securities at the time Outstanding of each series issued under the Indenture to be affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of that series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to such series. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the transfer hereof or in exchange or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Payment

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

Transfer, Registration and Exchange

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of Deutsche Bank Luxembourg S.A. (the “Registrar and Transfer Agent”), currently located at Deutsche Bank Luxembourg S.A., 2 Boulevard Konrad-Adenauer, L-1115 Luxembourg; Email: TSS-GDS.ROW@db.com, Fax: 0207 547 76149, attn.: Debt and Agency Services, or at any other office or agency of the Company maintained for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar and Transfer Agent duly executed by the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon due or one or more new notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable only in registered form without coupons in denominations of €100,000 and any multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of a like tenor and of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company, the Trustee for the Notes and any agent of the Company or such Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company, such Trustee nor any such agent shall be affected by notice to the contrary.

The Notes are not subject to a sinking fund.

This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

Certain terms used in this Note which are defined in the Indenture have the meanings set forth therein.

Exhibit B

Form of Global Note Representing the 2017 Notes

REGISTERED

No. [        ]

MONDELĒZ INTERNATIONAL, INC.

1.125% NOTE DUE 2017

representing

€[                    ]

Common Code: 100325101

ISIN: XS1003251011

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DEUTSCHE BANK AG, LONDON BRANCH (THE “DEPOSITARY”) TO A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF BT GLOBENET NOMINEES LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO BT GLOBENET NOMINEES LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, BT GLOBENET NOMINEES LIMITED, HAS AN INTEREST HEREIN.

MONDELĒZ INTERNATIONAL, INC., a Virginia corporation (hereinafter called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to BT Globenet Nominees Limited (as nominee of the Depositary), or registered assigns, the principal sum of €[            ] on January 26, 2017, and to pay interest thereon at a rate per annum of 1.125%. Interest will accrue from December 11, 2013 and is payable annually in arrears on January 26 of each year, beginning on January 26, 2015; provided that if any such interest payment date (other than January 26, 2017 or any earlier repayment date) is not a Business Day, the interest payment date will be postponed to the next succeeding Business Day, and no interest will accrue as a result of such delayed payment on amounts payable from and after such interest payment date to the next succeeding Business Day. If January 26, 2017 or any earlier repayment date falls on a day that is not a Business Day, the payment of principal or interest otherwise payable on such date will be postponed to the next succeeding Business Day, and no interest on such payment will accrue from and after January 26, 2017 or any earlier repayment date, as applicable.

The interest so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business 15 calendar days before the interest payment date (whether or not a Business Day) (the “Regular Record Date”). Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holders on such date and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee for the Notes, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal, premium (if any) and interest in respect of the Notes will be made at the office or agency of the Company maintained for that purpose in London, England, which will initially be the principal corporate trust office or agency of the Paying Agent in London, England; provided that, at the option of the Company, payment of interest, other than interest at maturity or upon redemption, may be made by check mailed to the address of the Holder entitled thereto as such address appears on the Security Register at the close of business on the Regular Record Date; provided, further, that (1) the Depositary, as Holder of the Notes, or (2) a Holder of more than €5,000,000 in aggregate principal amount of a series of Notes in definitive form is entitled to require the Paying Agent to make payments of interest, other than interest due at maturity or upon redemption, by wire transfer of immediately available funds into an account maintained by the Holder in the United States, by sending appropriate wire transfer instructions as long as the Paying Agent receives the instructions not less than ten days prior to the applicable interest payment date. The principal and interest payable on any of the Notes at maturity, or upon redemption, will be paid by wire transfer of immediately available funds against presentation of a Note at the office of the Registrar and Transfer Agent. Notwithstanding the foregoing, payment of any amount payable in respect of a Global Note shall be made in accordance with the applicable procedures of the Depositary.

Principal, premium (if any) and interest payments in respect of the Notes will be payable in euro. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or the euro is no longer used by the member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes will be made in U.S. dollars until euro is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for the euro, in each case as certified by the Company to the Trustee and the Paying Agent pursuant to an Officers’ Certificate at least five Business Days prior to such payment date.

“Market Exchange Rate” means the noon buying rate in The City of New York for cable transfers of euro as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York.

“Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in New York or the Place of Payment, provided such day is also a London banking day and is a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System, or any successor thereto, operates.

Interest on the Notes shall be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes (or from December 11, 2013, if no interest has been paid on the Notes), to but excluding the next scheduled interest payment date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

The interest rate on the Notes will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

Additional provisions of this Note are contained on the reverse hereof, and such provisions shall have the same effect as though fully set forth in this place.

Unless the certificate of authentication hereon has been executed by the Authenticating Agent on behalf of the Trustee for the Notes by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

(Signature Page Follows)

IN WITNESS WHEREOF, MONDELĒZ INTERNATIONAL, INC. has caused this instrument to be duly executed under its corporate seal.

Dated: [                    ].

Mondelēz International, INC.

By:
Name:
Title:

Attest:

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Trustee

By:	DEUTSCHE BANK LUXEMBOURG S.A.,
as Authenticating Agent

By:
Authorized Signatory

By:
Authorized Signatory

(Reverse of Note)

MONDELĒZ INTERNATIONAL, INC.

This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness (hereinafter called the “Securities”) of the Company of the series hereinafter specified, all such Securities issued and to be issued under an Indenture dated as of October 17, 2001 between the Company and Deutsche Bank Trust Company Americas (as successor to The Bank of New York and The Chase Manhattan Bank), as Trustee (the “Base Indenture”), as supplemented by a Supplemental Indenture dated as of December 11, 2013 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), to which Indenture and all other indentures supplemental thereto reference is hereby made for a statement of the rights and limitations of rights thereunder of the Holders of the Securities and of the rights, obligations, duties and immunities of the Trustee for each series of Securities and of the Company, and the terms upon which the Securities are and are to be authenticated and delivered. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series of the Securities designated therein as 1.125% Notes due 2017 (the “Notes”).

The Company may, without the consent of the Holders of the Notes, issue additional notes having the same ranking and the same interest rate, maturity and other terms as the Notes, except for the issue price, issue date and, in some cases, the first payment of interest or interest accruing prior to the issue date of such additional notes. Any additional notes having such similar terms, together with the Notes, shall constitute a single series of notes under the Indenture. No additional notes may be issued if an Event of Default has occurred with respect to the Notes.

Change of Control

If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its right to redeem the Notes, Holders may require the Company to repurchase all or any part (equal to €100,000 or an integral multiple of €1,000 in excess thereof) of their Notes pursuant to an offer (the “Change of Control Offer”) of payment in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased, to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Company will mail a notice to Holders (with a copy to the Trustee) describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described in such notice. The Company must comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934 (the “Exchange Act”) and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions of the Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions of the Notes by virtue of such conflicts.

On the Change of Control Payment Date, the Company will, to the extent lawful: accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and deliver or cause to be delivered to the Trustee the Notes properly accepted together with an officers’ certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

The paying agent will promptly mail to each Holder of Notes properly tendered the purchase price for the Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new note will be in a principal amount of €100,000 or an integral multiple of €1,000 in excess thereof.

The Company will not be required to make an offer to repurchase the Notes upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer.

For purposes of the foregoing discussion of a repurchase at the option of Holders, the following definitions are applicable:

“Below Investment Grade Rating Event” means the Notes are rated below an Investment Grade Rating by each of the Rating Agencies (as defined below) on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a below investment grade rating event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect to a particular Change of Control (and thus shall not be deemed a below investment grade rating event for purposes of the definition of Change of Control Triggering Event hereunder) if the rating agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the below investment grade rating event).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any Person or group of related persons for purposes of Section 13(d) of the Exchange Act (a “Group”) other than the Company or one of its subsidiaries; (2) the approval by the holders of the Company’s common stock of any plan or proposal for the liquidation or dissolution of the Company (whether or not otherwise in compliance with the provisions of the indenture); (3) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person or Group becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s voting stock; or (4) the first day on which a majority of the members of the Company’s Board of Directors are not Continuing Directors.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Company who (1) was a member of such Board of Directors on the date of the issuance of the Notes; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of the Company’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Fitch” means Fitch Inc.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, respectively.

“Moody’s” means Moody’s Investors Service, Inc.

“Person” has the meaning set forth in the indenture and includes a “person” as used in Section 13(d)(3) of the Exchange Act.

“Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, selected by the Company (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

Payment of Additional Amounts

The Company will, subject to the exceptions and limitations set forth below, pay to the beneficial owner of any Note that is a Non-U.S. Holder or is a partnership that is not created or organized in or under the laws of the United States or any state or political subdivision thereof such additional amounts as may be necessary to ensure that every net payment on such Note, after deduction or withholding by the Company or any of its paying agents for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States or any political subdivision or taxing authority of the United States, will not be less than the amount provided in such Note to be then due and payable. However, the Company will not pay additional amounts if the beneficial owner is subject to taxation solely for reasons other than its ownership of the Note, nor will the Company pay additional amounts for or on account of:

(a)	any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the existence of any present or former connection (other than the mere fact of being a beneficial owner of a Note) between the beneficial owner (or between a fiduciary, settlor, beneficiary or person holding a power over such beneficial owner, if the beneficial owner is an estate or trust, or a partner, member or shareholder of the beneficial owner, if the beneficial owner is a partnership, limited liability company or corporation) of a Note and the United States, including, without limitation, such beneficial owner (or such fiduciary, settlor, beneficiary, person holding a power, partner, member or shareholder) being or having been a citizen or resident of the United States or treated as being or having been a resident thereof;

(b)	any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the beneficial owner (or a fiduciary, settlor, beneficiary or person holding a power over such beneficial owner, if the beneficial owner is an estate or trust, or a partner, member or shareholder of the beneficial owner, if the beneficial owner is a partnership, limited liability company or corporation) (i) being or having been present in, or engaged in a trade or business in, the United States, (ii) being treated as having been present in, or engaged in a trade or business in, the United States, or (iii) having or having had a permanent establishment in the United States;

(c)	any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the beneficial owner (or a fiduciary, settlor, beneficiary or person holding a power over such beneficial owner, if the beneficial owner is an estate or trust, or a partner, member or shareholder of the beneficial owner, if the beneficial owner is a partnership, limited liability company or corporation) being or having been with respect to the United States a personal holding company, a controlled foreign corporation, a passive foreign investment company, a foreign private foundation or other foreign tax-exempt organization, or being a corporation that accumulates earnings to avoid U.S. federal income tax;

(d)	any tax, assessment or other governmental charge imposed on a beneficial owner that actually or constructively owns 10% or more of the total combined voting power of all of the Company’s classes of stock that are entitled to vote within the meaning of Section 871(h)(3) of the Internal Revenue Code of 1986, as amended (the “Code”);

(e)	any tax, assessment or other governmental charge which would not have been so imposed but for the presentation of such Note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which such payment is duly provided for, whichever occurs later;

(f)	any tax, assessment or other governmental charge that is payable by any method other than withholding or deduction by the Company or any paying agent from payments in respect of such Note;

(g)	any gift, estate, inheritance, sales, transfer, personal property or excise tax or any similar tax, assessment or other governmental charge;

(h)	any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment in respect of any Note if such payment can be made without such withholding by at least one other paying agent;

(i)	any tax, assessment or other governmental charge that is imposed or withheld by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(j)	any tax, assessment or other governmental charge imposed as a result of the failure of the holder or beneficial owner of a Note to comply with a request to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of a Note, if such compliance is required by statute or regulation of the United States as a precondition to relief or exemption from such tax, assessment or other governmental charge;

(k)	any tax, assessment or other governmental charge imposed by reason of the failure of the beneficial owner to fulfill the statement requirements of Section 871(h) or Section 881(c) of the Code;

(l)	any tax, assessment or other governmental charge imposed pursuant to the provisions of Sections 1471 through 1474 of the Code; or

(m)	any combination of items (a) through (l) above.

The term “Non-U.S. Holder” means any beneficial owner of a Note that is not a U.S. Holder and is not a partnership (including any entity or arrangement properly classified as a partnership for U.S. federal income tax purposes). The term “U.S. Holder” means a beneficial owner of a note that is for U.S. federal income tax purposes: an individual citizen or resident of the United States; a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia; an estate, the income of which is subject to U.S. federal income tax regardless of its source; or a trust, if (i) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more “United States persons” (as defined in the Code) have the authority to control all substantial decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a “United States person” (as defined in the Code).

Defeasance

The Indenture contains provisions for defeasance at any time of the entire principal of all the Securities of any series upon compliance by the Company with certain conditions set forth therein.

Certain of the Company’s obligations under the Indenture with respect to Notes, may be terminated if the Company irrevocably deposits with the Trustee money or Government Obligations sufficient to pay and discharge the entire indebtedness on a the Indenture.

Events of Default

Section 501 of the Base Indenture shall be applicable to the Notes. If an Event of Default (other than an Event of Default described in Section 501(4) or 501(5) of the Base Indenture) with respect to the Notes shall occur and be continuing, then either the Trustee or the Holders of not less than 25% in principal amount of the Notes of this series then Outstanding may declare the entire principal amount of the Notes of this series due and payable in the manner and with effect provided in the Indenture. If an Event of Default specified in Section 501(4) or 501(5) of the Base Indenture occurs with respect to the Company, all of the unpaid principal amount and accrued interest then outstanding shall ipso facto become and be immediately due and payable in the manner and with the effect provided in the Indenture without any declaration or other act by the Trustee or any Holder.

Amendments

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company with the consent of the Holders of more than 50% in aggregate principal amount of the Securities at the time Outstanding of each series issued under the Indenture to be affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of that series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to such series. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the transfer hereof or in exchange or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Payment

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

Transfer, Registration and Exchange

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of Deutsche Bank Luxembourg S.A. (the “Registrar and Transfer Agent”), currently located at Deutsche Bank Luxembourg S.A., 2 Boulevard Konrad-Adenauer, L-1115 Luxembourg; Email: TSS-GDS.ROW@db.com, Fax: 0207 547 76149, attn.: Debt and Agency Services, or at any other office or agency of the Company maintained for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar and Transfer Agent duly executed by the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon due or one or more new notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable only in registered form without coupons in denominations of €100,000 and any multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of a like tenor and of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company, the Trustee for the Notes and any agent of the Company or such Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company, such Trustee nor any such agent shall be affected by notice to the contrary.

The Notes are not subject to a sinking fund.

This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

Certain terms used in this Note which are defined in the Indenture have the meanings set forth therein.

Exhibit C

Form of Global Note Representing the 2021 Notes

REGISTERED

No. [        ]

MONDELĒZ INTERNATIONAL, INC.

2.375% NOTE DUE 2021

representing

€[                    ]

Common Code: 100325144

ISIN: XS1003251441

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DEUTSCHE BANK AG, LONDON BRANCH (THE “DEPOSITARY”) TO A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF BT GLOBENET NOMINEES LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO BT GLOBENET NOMINEES LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, BT GLOBENET NOMINEES LIMITED, HAS AN INTEREST HEREIN.

MONDELĒZ INTERNATIONAL, INC., a Virginia corporation (hereinafter called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to BT Globenet Nominees Limited (as nominee of the Depositary), or registered assigns, the principal sum of €[            ] on January 26, 2021, and to pay interest thereon at a rate per annum of 2.375%. Interest will accrue from December 11, 2013 and is payable annually in arrears on January 26 of each year, beginning on January 26, 2015; provided that if any such interest payment date (other than January 26, 2021 or any earlier repayment date) is not a Business Day, the interest payment date will be postponed to the next succeeding Business Day, and no interest will accrue as a result of such delayed payment on amounts payable from and after such interest payment date to the next succeeding Business Day. If January 26, 2021 or any earlier repayment date falls on a day that is not a Business Day, the payment of principal or interest otherwise payable on such date will be postponed to the next succeeding Business Day, and no interest on such payment will accrue from and after January 26, 2021 or any earlier repayment date, as applicable.

The interest so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business 15 calendar days before the interest payment date (whether or not a Business Day) (the “Regular Record Date”). Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holders on such date and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee for the Notes, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal, premium (if any) and interest in respect of the Notes will be made at the office or agency of the Company maintained for that purpose in London, England, which will initially be the principal corporate trust office or agency of the Paying Agent in London, England; provided that, at the option of the Company, payment of interest, other than interest at maturity or upon redemption, may be made by check mailed to the address of the Holder entitled thereto as such address appears on the Security Register at the close of business on the Regular Record Date; provided, further, that (1) the Depositary, as Holder of the Notes, or (2) a Holder of more than €5,000,000 in aggregate principal amount of a series of Notes in definitive form is entitled to require the Paying Agent to make payments of interest, other than interest due at maturity or upon redemption, by wire transfer of immediately available funds into an account maintained by the Holder in the United States, by sending appropriate wire transfer instructions as long as the Paying Agent receives the instructions not less than ten days prior to the applicable interest payment date. The principal and interest payable on any of the Notes at maturity, or upon redemption, will be paid by wire transfer of immediately available funds against presentation of a Note at the office of the Registrar and Transfer Agent. Notwithstanding the foregoing, payment of any amount payable in respect of a Global Note shall be made in accordance with the applicable procedures of the Depositary.

Principal, premium (if any) and interest payments in respect of the Notes will be payable in euro. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or the euro is no longer used by the member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes will be made in U.S. dollars until euro is again available to the Company or so used. The amount payable on any date in euro will be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for the euro, in each case as certified by the Company to the Trustee and the Paying Agent pursuant to an Officers’ Certificate at least five Business Days prior to such payment date.

“Market Exchange Rate” means the noon buying rate in The City of New York for cable transfers of euro as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York.

“Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in New York or the Place of Payment, provided such day is also a London banking day and is a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System, or any successor thereto, operates.

Interest on the Notes shall be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the Notes (or from December 11, 2013, if no interest has been paid on the Notes), to but excluding the next scheduled interest payment date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

The interest rate on the Notes will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

Additional provisions of this Note are contained on the reverse hereof, and such provisions shall have the same effect as though fully set forth in this place.

Unless the certificate of authentication hereon has been executed by the Authenticating Agent on behalf of the Trustee for the Notes by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

(Signature Page Follows)

IN WITNESS WHEREOF, MONDELĒZ INTERNATIONAL, INC. has caused this instrument to be duly executed under its corporate seal.

Dated: [            ].

Mondelēz International, INC.

By:
Name:
Title:

Attest:

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Trustee

By:	DEUTSCHE BANK LUXEMBOURG S.A.,
as Authenticating Agent

By:
Authorized Signatory

By:
Authorized Signatory

(Reverse of Note)

MONDELĒZ INTERNATIONAL, INC.

This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness (hereinafter called the “Securities”) of the Company of the series hereinafter specified, all such Securities issued and to be issued under an Indenture dated as of October 17, 2001 between the Company and Deutsche Bank Trust Company Americas (as successor to The Bank of New York and The Chase Manhattan Bank), as Trustee (the “Base Indenture”), as supplemented by a Supplemental Indenture dated as of December 11, 2013 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), to which Indenture and all other indentures supplemental thereto reference is hereby made for a statement of the rights and limitations of rights thereunder of the Holders of the Securities and of the rights, obligations, duties and immunities of the Trustee for each series of Securities and of the Company, and the terms upon which the Securities are and are to be authenticated and delivered. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series of the Securities designated therein as 2.375% Notes due 2021 (the “Notes”).

The Company may, without the consent of the Holders of the Notes, issue additional notes having the same ranking and the same interest rate, maturity and other terms as the Notes, except for the issue price, issue date and, in some cases, the first payment of interest or interest accruing prior to the issue date of such additional notes. Any additional notes having such similar terms, together with the Notes, shall constitute a single series of notes under the Indenture. No additional notes may be issued if an Event of Default has occurred with respect to the Notes.

Change of Control

If a Change of Control Triggering Event (as defined below) occurs, unless the Company has exercised its right to redeem the Notes, Holders may require the Company to repurchase all or any part (equal to €100,000 or an integral multiple of €1,000 in excess thereof) of their Notes pursuant to an offer (the “Change of Control Offer”) of payment in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased, to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Company will mail a notice to Holders (with a copy to the Trustee) describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures described in such notice. The Company must comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934 (the “Exchange Act”) and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions of the Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions of the Notes by virtue of such conflicts.

On the Change of Control Payment Date, the Company will, to the extent lawful: accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and deliver or cause to be delivered to the Trustee the Notes properly accepted together with an officers’ certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

The paying agent will promptly mail to each Holder of Notes properly tendered the purchase price for the Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new note will be in a principal amount of €100,000 or an integral multiple of €1,000 in excess thereof.

The Company will not be required to make an offer to repurchase the Notes upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer.

For purposes of the foregoing discussion of a repurchase at the option of Holders, the following definitions are applicable:

“Below Investment Grade Rating Event” means the Notes are rated below an Investment Grade Rating by each of the Rating Agencies (as defined below) on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a below investment grade rating event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect to a particular Change of Control (and thus shall not be deemed a below investment grade rating event for purposes of the definition of Change of Control Triggering Event hereunder) if the rating agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the below investment grade rating event).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any Person or group of related persons for purposes of Section 13(d) of the Exchange Act (a “Group”) other than the Company or one of its subsidiaries; (2) the approval by the holders of the Company’s common stock of any plan or proposal for the liquidation or dissolution of the Company (whether or not otherwise in compliance with the provisions of the indenture); (3) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person or Group becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s voting stock; or (4) the first day on which a majority of the members of the Company’s Board of Directors are not Continuing Directors.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Company who (1) was a member of such Board of Directors on the date of the issuance of the Notes; or (2) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of the Company’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Fitch” means Fitch Inc.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, respectively.

“Moody’s” means Moody’s Investors Service, Inc.

“Person” has the meaning set forth in the indenture and includes a “person” as used in Section 13(d)(3) of the Exchange Act.

“Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, selected by the Company (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

Payment of Additional Amounts

The Company will, subject to the exceptions and limitations set forth below, pay to the beneficial owner of any Note that is a Non-U.S. Holder or is a partnership that is not created or organized in or under the laws of the United States or any state or political subdivision thereof such additional amounts as may be necessary to ensure that every net payment on such Note, after deduction or withholding by the Company or any of its paying agents for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States or any political subdivision or taxing authority of the United States, will not be less than the amount provided in such Note to be then due and payable. However, the Company will not pay additional amounts if the beneficial owner is subject to taxation solely for reasons other than its ownership of the Note, nor will the Company pay additional amounts for or on account of:

(a)	any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the existence of any present or former connection (other than the mere fact of being a beneficial owner of a Note) between the beneficial owner (or between a fiduciary, settlor, beneficiary or person holding a power over such beneficial owner, if the beneficial owner is an estate or trust, or a partner, member or shareholder of the beneficial owner, if the beneficial owner is a partnership, limited liability company or corporation) of a Note and the United States, including, without limitation, such beneficial owner (or such fiduciary, settlor, beneficiary, person holding a power, partner, member or shareholder) being or having been a citizen or resident of the United States or treated as being or having been a resident thereof;

(b)	any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the beneficial owner (or a fiduciary, settlor, beneficiary or person holding a power over such beneficial owner, if the beneficial owner is an estate or trust, or a partner, member or shareholder of the beneficial owner, if the beneficial owner is a partnership, limited liability company or corporation) (i) being or having been present in, or engaged in a trade or business in, the United States, (ii) being treated as having been present in, or engaged in a trade or business in, the United States, or (iii) having or having had a permanent establishment in the United States;

(c)	any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the beneficial owner (or a fiduciary, settlor, beneficiary or person holding a power over such beneficial owner, if the beneficial owner is an estate or trust, or a partner, member or shareholder of the beneficial owner, if the beneficial owner is a partnership, limited liability company or corporation) being or having been with respect to the United States a personal holding company, a controlled foreign corporation, a passive foreign investment company, a foreign private foundation or other foreign tax-exempt organization, or being a corporation that accumulates earnings to avoid U.S. federal income tax;

(d)	any tax, assessment or other governmental charge imposed on a beneficial owner that actually or constructively owns 10% or more of the total combined voting power of all of the Company’s classes of stock that are entitled to vote within the meaning of Section 871(h)(3) of the Internal Revenue Code of 1986, as amended (the “Code”);

(e)	any tax, assessment or other governmental charge which would not have been so imposed but for the presentation of such Note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which such payment is duly provided for, whichever occurs later;

(f)	any tax, assessment or other governmental charge that is payable by any method other than withholding or deduction by the Company or any paying agent from payments in respect of such Note;

(g)	any gift, estate, inheritance, sales, transfer, personal property or excise tax or any similar tax, assessment or other governmental charge;

(h)	any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment in respect of any Note if such payment can be made without such withholding by at least one other paying agent;

(i)	any tax, assessment or other governmental charge that is imposed or withheld by reason of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(j)	any tax, assessment or other governmental charge imposed as a result of the failure of the holder or beneficial owner of a Note to comply with a request to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of a Note, if such compliance is required by statute or regulation of the United States as a precondition to relief or exemption from such tax, assessment or other governmental charge;

(k)	any tax, assessment or other governmental charge imposed by reason of the failure of the beneficial owner to fulfill the statement requirements of Section 871(h) or Section 881(c) of the Code;

(l)	any tax, assessment or other governmental charge imposed pursuant to the provisions of Sections 1471 through 1474 of the Code; or

(m)	any combination of items (a) through (l) above.

The term “Non-U.S. Holder” means any beneficial owner of a Note that is not a U.S. Holder and is not a partnership (including any entity or arrangement properly classified as a partnership for U.S. federal income tax purposes). The term “U.S. Holder” means a beneficial owner of a note that is for U.S. federal income tax purposes: an individual citizen or resident of the United States; a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia; an estate, the income of which is subject to U.S. federal income tax regardless of its source; or a trust, if (i) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more “United States persons” (as defined in the Code) have the authority to control all substantial decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a “United States person” (as defined in the Code).

Defeasance

The Indenture contains provisions for defeasance at any time of the entire principal of all the Securities of any series upon compliance by the Company with certain conditions set forth therein.

Certain of the Company’s obligations under the Indenture with respect to Notes, may be terminated if the Company irrevocably deposits with the Trustee money or Government Obligations sufficient to pay and discharge the entire indebtedness on a the Indenture.

Events of Default

Section 501 of the Base Indenture shall be applicable to the Notes. If an Event of Default (other than an Event of Default described in Section 501(4) or 501(5) of the Base Indenture) with respect to the Notes shall occur and be continuing, then either the Trustee or the Holders of not less than 25% in principal amount of the Notes of this series then Outstanding may declare the entire principal amount of the Notes of this series due and payable in the manner and with effect provided in the Indenture. If an Event of Default specified in Section 501(4) or 501(5) of the Base Indenture occurs with respect to the Company, all of the unpaid principal amount and accrued interest then outstanding shall ipso facto become and be immediately due and payable in the manner and with the effect provided in the Indenture without any declaration or other act by the Trustee or any Holder.

Amendments

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company with the consent of the Holders of more than 50% in aggregate principal amount of the Securities at the time Outstanding of each series issued under the Indenture to be affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of that series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to such series. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the transfer hereof or in exchange or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Payment

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

Transfer, Registration and Exchange

As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of Deutsche Bank Luxembourg S.A. (the “Registrar and Transfer Agent”), currently located at Deutsche Bank Luxembourg S.A., 2 Boulevard Konrad-Adenauer, L-1115 Luxembourg; Email: TSS-GDS.ROW@db.com, Fax: 0207 547 76149, attn.: Debt and Agency Services, or at any other office or agency of the Company maintained for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar and Transfer Agent duly executed by the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon due or one or more new notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes are issuable only in registered form without coupons in denominations of €100,000 and any multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of a like tenor and of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company, the Trustee for the Notes and any agent of the Company or such Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company, such Trustee nor any such agent shall be affected by notice to the contrary.

The Notes are not subject to a sinking fund.

This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

Certain terms used in this Note which are defined in the Indenture have the meanings set forth therein.